UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 24, 2017

Lightstone Value Plus Real Estate Investment Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55619	46-1140492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 8, 2016, Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of a 139-room select service hotel located in Tukwila, Washington (the “Home2 Suites – Tukwila”) and (ii) a 125-room select service hotel located in Salt Lake City, Utah (the “Home2 Suites – Salt Lake” and collectively the “Home2 Suites Hotel Portfolio”).

The Current Report on Form 8-K filed on August 8, 2016 was filed without the requisite financial information regarding the Home2 Suites Hotel Portfolio. Accordingly, we are filing this Amendment to the Current Report on Form 8-K to include such information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Acquired Businesses. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

South Jordan Hotel Holdings and Subsidiary, LLC

Independent Auditors’ Report

Financial Statements

Balance Sheets as of December 31, 2015 and 2014

Statements of Operations for the years ended December 31, 2015 and 2014

Statements of Changes in Member’s Equity for the years ended December 31, 2015 and 2014

Statements of Cash Flows for the years ended December 31, 2015 and 2014

Notes to Financial Statements

Balance Sheets as of June 30, 2016 and 2015 (unaudited)

Statements of Operations for the six months ended June 30, 2016 and 2015 (unaudited)

Statements of Changes in Member’s Equity for the six months ended June 30, 2016 and 2015 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2016 and 2015 (unaudited)

Notes to Financial Statements

Tukwila Hotel Holdings and Subsidiary, LLC

Independent Auditors’ Report

Financial Statements

Balance Sheets as of December 31, 2015 and 2014

Statements of Operations for the years ended December 31, 2015 and 2014

Statements of Changes in Member’s Equity for the years ended December 31, 2015 and 2014

Statements of Cash Flows for the years ended December 31, 2015 and 2014

Notes to Financial Statements

Balance Sheets as of June 30, 2016 and 2015 (unaudited)

Statements of Operations for the six months ended June 30, 2016 and 2015 (unaudited)

Statements of Changes in Member’s Equity for the six months ended June 30, 2016 and 2015 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2016 and 2015 (unaudited)

Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2016 and for the year ended December 31, 2015

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC.

Date: March 24, 2017	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Treasurer

South Jordan Hotel Holdings, LLC And Subsidiary

(A Limited Liability Company)

Consolidated Financial Statements

And Supplementary Information

Years Ended

December 31, 2015 and 2014

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

Mr. Edwin Glickman

Ms. Donna Brandin

Widewaters Management

South Jordan Hotel Holdings, LLC AND SUBSIDIARY

Syracuse, New York

We have audited the accompanying consolidated financial statements of South Jordan Hotel Holdings, LLC and Subsidiary (a Limited Liability Company), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, members’ equity, and cash flows for the years then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

To Mr. Edwin Glickman, Ms. Donna Brandin and Widewaters Management

South Jordan Hotel Holdings, LLC and Subsidiary

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of South Jordan Hotel Holdings, LLC and Subsidiary as of December 31, 2015 and 2014 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ DiMARCO, ABIUSI & PASCARELLA, P.C.

Syracuse, New York

January 30, 2017

2

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED BALANCE SHEETS

For The Years Ended December 31, 2015 and 2014

ASSETS

	2015	2014

CURRENT ASSETS
Cash – Operating	$444,701	$317,565
Accounts receivable	34,788	32,806
Prepaid expenses	23,145	42,515

TOTAL CURRENT ASSETS	502,634	392,886

RESTRICTED DEPOSITS AND FUNDED RESERVES
Operating reserve	187,618	72,232
Taxes and insurance escrow	367,617	171,837

TOTAL RESTRICTED DEPOSITS AND FUNDED RESERVES	555,235	244,069

PROPERTY AND EQUIPMENT
Land	2,605,604	2,605,604
Land improvements	924,416	924,416
Buildings	7,248,331	7,248,331
Computers and equipment	133,421	133,421
Fixtures, furniture and equipment	2,709,280	2,706,503
Software	54,158	54,158
	13,675,210	13,672,433
Less accumulated depreciation	1,744,544	919,702

PROPERTY AND EQUIPMENT - NET	11,930,666	12,752,731

DEFERRED COSTS
Deferred mortgage costs	174,095	152,444
Franchise fees	50,000	50,000
	224,095	202,444
Less accumulated amortization	157,609	81,806

DEFERRED COSTS - NET	66,486	120,638

OTHER ASSETS
Expendables	102,599	102,599

	$13,157,620	$13,612,923

See Auditors’ Report and Accompanying Notes.

3

LIABILITIES AND MEMBERS’ EQUITY

	2015	2014

CURRENT LIABILITIES
Accounts payable	$43,634	$36,909

Due to related parties	14,814	14,324

Accrued expenses	31,483	43,490

Advanced guest deposits	5,629	788

Accrued construction costs/special assessment payable	34,632	50,997

Other current liabilities	28,212	20,654

TOTAL CURRENT LIABILITIES	158,404	167,162

LONG-TERM LIABILITIES

Construction loan payable	8,241,630	8,342,668

MEMBERS’ EQUITY	4,757,586	5,103,093

	$13,157,620	$13,612,923

See Auditors’ Report and Accompanying Notes.

4

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF INCOME

For The Years Ended December 31, 2015 and 2014

	2015	2014
REVENUE
Room revenue	$2,833,966	$2,071,166
Bar revenue	871,817	705,833
Revenue - Other	145,669	309,448

TOTAL REVENUE	3,851,452	3,086,447

COST OF REVENUE
Room costs	307,900	285,300
Salaries and wages	599,132	556,252
Program fee	111,654	89,016
Advertising and selling	78,711	86,300
Utilities	96,328	104,309
Franchise fee	111,654	59,344
Real estate taxes	139,062	121,389

TOTAL COST OF REVENUE	1,444,441	1,301,910

GROSS PROFIT	2,407,011	1,784,537

GENERAL AND ADMINISTRATIVE EXPENSES	699,665	623,043

INCOME FROM OPERATIONS	1,707,346	1,161,494

OTHER INCOME (EXPENSE)
Interest expense	(312,786)	(310,681)
Other income	-	80
Depreciation	(824,842)	(824,352)
Amortization	(75,803)	(75,803)

TOTAL OTHER INCOME (EXPENSE)	(1,213,431)	(1,210,756)

NET INCOME (LOSS)	$493,915	$(49,262)

See Auditors’ Report and Accompanying Notes.

5

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

For The Years Ended December 31, 2015 and 2014

	2015
	Balance			Balance
	Beginning			End
	Of Year	Distributions	Net Income	Of Year

SERIES A MEMBERS
Widewaters South Jordan Equity, LLC	$448,033	$(242,884)	$98,783	$303,932

SERIES B MEMBERS
Susan Scuderi	58,187	(7,457)	4,939	55,669
Matthew G Scuderi	58,187	(7,457)	4,939	55,669
Caryn T. Scuderi	58,187	(7,457)	4,939	55,669
Joseph T. Scuderi	465,507	(59,654)	39,513	445,366
Richard & Lisa Bruno Jr.	581,885	(74,566)	49,391	556,710
South Jordan 2, LLC	58,187	(7,457)	4,939	55,669
All other Series B	3,374,920	(432,490)	286,472	3,228,902

	$5,103,093	$(839,422)	$493,915	$4,757,586

	2014
	Balance			Balance
	Beginning			End
	Of Year	Distributions	Net Loss	Of Year

SERIES A MEMBERS
Widewaters South Jordan Equity, LLC	$572,056	$(114,171)	$(9,852)	$448,033

SERIES B MEMBERS
Susan Scuderi	64,389	(5,709)	(493)	58,187
Matthew G Scuderi	64,389	(5,709)	(493)	58,187
Caryn T. Scuderi	64,389	(5,709)	(493)	58,187
Joseph T. Scuderi	515,116	(45,668)	(3,941)	465,507
Richard & Lisa Bruno Jr.	643,895	(57,085)	(4,925)	581,885
South Jordan 2, LLC	64,389	(5,709)	(493)	58,187
All other Series B	3,734,587	(331,095)	(28,572)	3,374,920

	$5,723,210	$(570,855)	$(49,262)	$5,103,093

See Auditors’ Report and Accompanying Notes.

6

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Years Ended December 31, 2015 and 2014

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$493,915	$(49,262)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	824,842	824,352
Amortization	75,803	75,803
(Increase) decrease in:
Accounts receivable	(1,982)	(30,686)
Inventory	-	5,563
Prepaid expenses	19,370	(12,387)
Taxes and insurance escrows	(195,780)	(76,822)
Increase (decrease) in:
Accounts payable	6,725	17,884
Retentions payable	-	(278,538)
Due to related parties	490	169,769
Accrued expenses	(12,007)	23,296
Advanced guest deposits	4,841	788
Accrued construction costs/special assessment	(16,365)	(1,194,607)
Other current liabilities	7,558	12,174
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	1,207,410	(512,673)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(2,777)	(50,779)
Operating reserve	(115,386)	118,655
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(118,163)	67,876

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from construction loans payable	-	1,205,379
Payments on construction loans payable	(101,038)	-
Deferred financing	(21,651)	(7,550)
Capital distributions	(839,422)	(570,855)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(962,111)	626,974

NET INCREASE IN CASH	127,136	182,177
CASH - BEGINNING OF YEAR	317,565	135,388
CASH - END OF YEAR	$444,701	$317,565

See Auditors’ Report and Accompanying Notes.

7

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

South Jordan Hotel Holdings, LLC And Subsidiary (the “Company”) was formed as a limited liability company in July 2012 to construct, own, and operate a hotel located in South Jordan, Utah. The construction phase was completed in 2013, and the first day of operations was December 10, 2013.

South Jordan Hotel Ownership, LLC was formed as a limited liability company in January 2012 to oversee the development of the hotel. South Jordan Hotel Ownership, LLC is wholly owned by South Jordan Hotel Holdings, LLC.

South Jordan Hotel Holdings, LLC and Subsidiary’s operating agreements specify the required capital contributions of the partners and the procedures for the allocation of profits, losses, distributions, and the return of capital to the partners. Generally, these items are allocated in proportion to the respective ownership percentages of the partners.

Accounting Method

The Company prepares its consolidated financial statements on the accrual basis of accounting which is in accordance with generally accepted accounting principles.

Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over a period of 3 to 15 years for land improvements, computers, fixtures, furniture, equipment and software and 39 years for buildings. Depreciation expense charged to operations for the years ended 2015 and 2014 was $824,842 and $824,352, respectively.

See Auditors’ Report

8

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Compensated Absences

Employees of the Company are entitled to paid vacation depending on length of service and other factors. The amount of compensation for future absences cannot be reasonably estimated and, accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to the employee.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising costs charged to expense for the years ended December 31, 2015 and 2014 were $78,711 and $86,300, respectively.

Impairment of Long-Lived Assets

The Company reviews its property for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. For assets held and used, if the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts, an impairment loss has occurred. The amount of the impairment loss is equal to the asset’s carrying value over its estimated fair value. No impairment loss has been recognized by the Company for the years ended December 31, 2015 and 2014.

Subsequent Events

The Company has evaluated events and transactions that occurred between December 31, 2015 and January 30, 2017, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

See Auditors’ Report

9

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Subsequent Events - Continued

The Hotel was sold on August 2, 2016 to the Lightstone Group. The Company and Subsidiary continue to exist.

Note 2.	RESTRICTED DEPOSITS

Restricted deposits are cash deposits which have been placed into escrow accounts, and are not available for general business purposes. These funds are to be released by the bank to the Company only upon submission and approval of invoices for capital improvements, furniture and fixtures, and equipment items. The balance of restricted deposits at December 31, 2015 and 2014 was $555,235 and $244,069, respectively.

Note 3.	ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they are charged to operations at the time that determination is made.

Note 4.	EXPENDABLES

Linens are considered expendables and are not depreciated. When originally acquired, the expendables were capitalized. Subsequent replacement items are expensed when purchased.

Note 5.	DEFERRED COSTS

Deferred financing costs are amortized on the straight-line basis over a period of 24 months to 20 years. Initial franchise fees are amortized on a straight-line basis over the life of the franchise agreement.

See Auditors’ Report

10

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 5.	DEFERRED COSTS - CONTINUED

Amortization expense for the years ended December 31, 2015 and 2014 was $75,803. The aggregate amortization expense for the five years following December 31, 2015 and thereafter is as follows:

2016	$24,131
2017	2,479
2018	2,479
2019	2,479
2020	2,479
Thereafter	32,439

$66,486

Note 6.	ADVANCED GUEST DEPOSITS

Advanced guest deposits represent room deposits collected as a security for future reservations. These room deposits will be recognized as revenue at such time when the customers fulfill their reservations. The balance of advanced guest deposits at December 31, 2015 and 2014 of $5,629 and $788, respectively, are included under the current liabilities on the balance sheet.

Note 7.	CONSTRUCTION LOAN PAYABLE

The Company had a construction loan payable to its bank at December 31, 2015 and 2014. The face amount of the note was $8,660,563 plus accrued interest. This note carries a variable interest rate of LIBOR rate plus 3.50% through the initial maturity date and 3.25% thereafter per annum. At December 31, 2015 and 2014, the one month LIBOR rate was 0.35% and 0.16%, respectively. The initial maturity date was December 20, 2015. There were two one-year extensions on the note. The note was extended one year to December 20, 2016. There was an extension fee paid in December 2015 in the amount of $21,651. Payments of principal together with interest based on a twenty-five year mortgage style amortization at an interest rate equal to the greater of the 10 year treasury rate plus 2.5% or 7% per annum was due and payable commencing December 20, 2015. The balance at December 31, 2015 and 2014 was $8,241,630 and $8,342,668, respectively. The construction loan payable is guaranteed by members in the company.

See Auditors’ Report

11

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 8.	INCOME TAXES

The Company operates as a limited liability company and, as such, is not subject to income taxes. Taxable income (loss) generated by the Company is passed through to the owners. Consequently, no provision for income taxes has been made in the accompanying consolidated financial statements.

Note 9.	RELATED PARTY TRANSACTIONS

Widewaters South Jordan Hotel Management Company, LLC, a limited liability company related through common ownership, has entered into an agreement to provide property management services to the Company. The management fee was 4% of the Company’s gross revenues. For the years ended December 31, 2015 and 2014, the management fees paid under this agreement were $153,942 and $123,366, respectively.

There were a number of short-term accounts payable from entities with common ownership at December 31, 2015 and 2014. These totaled $14,814 and $14,324 respectively. There was an intercompany payable to Widewaters Group for construction costs included in the Due To Related Parties account for the year ended December 31, 2014. This payable was $-0- at December 31, 2015.

The Company reimburses Widewaters South Jordan Hotel Management Company, LLC, an entity related through common ownership, on a bi-weekly basis for payroll expense. At December 31, 2015 and 2014, total payroll expense reimbursed was $568,336 and $526,005, respectively.

See Auditors’ Report

12

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 10.	FRANCHISE FEE

On January 9, 2012, the Company entered into a franchise agreement with HLG ESP Franchise, LLC effective for 22 years. The franchise fee is calculated as 2% of gross room’s revenue in year 1, 3% in year two, 4% in year three, and 5% of gross room’s revenue in year 4 through the end of the license term. These costs totaled $111,654 and $59,344 at December 31, 2015 and 2014, respectively. In addition, through this agreement, the Company pays a monthly program fee for advertising and promotion equal to 3% of gross room’s revenue for the preceding month. These costs totaled $111,654 and $89,016 at December 31, 2015 and 2014, respectively.

Note 11.	CASH FLOWS INFORMATION

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents as of December 31, 2015 and 2014.

Cash paid for interest expense for the years ended December 31, 2015 and 2014 was $312,786 and $310,681, respectively.

Note 12.	CONCENTRATIONS OF CREDIT RISK

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk include uninsured cash in financial institutions. Cash balances exceeded Federal Deposit Insurance Corporation (FDIC) limits of $250,000 by $225,816 and $114,937, respectively at December 31, 2015 and 2014.

13

SUPPLEMENTARY

INFORMATION

INDEPENDENT AUDITORS’ REPORT ON CONSOLIDATED SUPPLEMENTARY INFORMATION

Mr. Edwin Glickman

Ms. Donna Brandin

Widewaters Management

South Jordan Hotel Holdings, LLC and Subsidiary

Syracuse, New York

We have audited the consolidated financial statements of South Jordan Hotel Holdings, LLC and Subsidiary as of and for the years ended December 31, 2015 and 2014, and our report thereon dated January 30, 2017, which expressed an unmodified opinion on those consolidated financial statements, appears on pages 1 and 2. Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The following schedule (page 15) is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/ DiMARCO, ABIUSI & PASCARELLA, P.C.

Syracuse, New York

January 30, 2017

14

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

For The Years Ended December 31, 2015 and 2014

	2015	2014

Credit card commissions	$178,392	$149,776
Management fees	153,942	123,366
Repairs and maintenance	72,592	65,522
Computer expenses	41,212	37,345
Insurance	38,100	31,516
Bank fees	35,516	17,059
Office expense	29,556	36,314
Equipment rental	26,858	25,254

Other general and administrative expenses	19,492	18,494
Training	14,606	11,684

Payroll taxes	14,102	15,403
Fringe benefits	13,036	11,146
Operating supplies	13,029	32,310

Outside services	9,489	13,170
Legal and accounting	8,509	5,835
Uniforms	7,809	4,294
Travel	7,094	6,171
Dues and subscriptions	6,527	7,793
Printing and stationary	5,972	4,979
Licensing fee	2,084	2,035

Bad debt expense	1,748	3,577

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$699,665	$623,043

See Auditors’ Report on Supplementary Information.

15

South Jordan Hotel Holdings, LLC And Subsidiary

(A Limited Liability Company)

Consolidated Financial Statements

And Supplementary Information

For The Six Months Ended

June 30, 2016 and 2015

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

2

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED BALANCE SHEETS

June 30, 2016 and 2015

ASSETS

	2016	2015

CURRENT ASSETS
Cash – Operating	$704,067	$418,678
Accounts receivable	45,104	45,816
Prepaid expenses	65,605	24,831

TOTAL CURRENT ASSETS	814,776	489,325

RESTRICTED DEPOSITS AND FUNDED RESERVES
Operating reserve	250,235	128,353
Taxes and insurance escrow	312,359	269,727

TOTAL RESTRICTED DEPOSITS AND FUNDED RESERVES	562,594	398,080

PROPERTY AND EQUIPMENT
Land	2,605,604	2,605,604
Land improvements	924,416	924,416
Buildings	7,248,331	7,248,331
Computers and equipment	133,421	133,421
Fixtures, furniture and equipment	2,709,280	2,706,503
Software	54,158	54,158
	13,675,210	13,672,433
Less accumulated depreciation	2,156,965	1,332,123

PROPERTY AND EQUIPMENT - NET	11,518,245	12,340,310

DEFERRED COSTS
Deferred mortgage costs	174,095	152,444
Franchise fees	50,000	50,000
	224,095	202,444
Less accumulated amortization	169,674	119,707

DEFERRED COSTS - NET	54,421	82,737

OTHER ASSETS
Expendables	102,599	102,599

	$13,052,635	$13,413,051

No Assurance is Being Provided.

3

LIABILITIES AND MEMBERS’ EQUITY

	2016	2015

CURRENT LIABILITIES
Accounts payable	$134,257	$39,237

Due to related parties	-	18,052

Accrued expenses	93,416	93,888

Advanced guest deposits	2,177	2,799

Accrued construction costs/special assessment payable	34,632	50,997

Other current liabilities	40,625	39,527

TOTAL CURRENT LIABILITIES	305,107	244,500

LONG-TERM LIABILITIES

Construction loan payable	8,176,144	8,251,205

MEMBERS’ EQUITY	4,571,384	4,917,346

	$13,052,635	$13,413,051

No Assurance is Being Provided.

4

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF INCOME

For The Six Months Ended June 30, 2016 and 2015

	2016	2015
REVENUE
Room revenue	$1,476,818	$1,410,446
Bar revenue	543,960	385,786
Revenue - Other	87,405	74,698

TOTAL REVENUE	2,108,183	1,870,930

COST OF REVENUE
Room costs	151,971	145,828
Salaries and wages	325,235	297,127
Program fee	60,799	54,091
Advertising and selling	42,182	37,044
Utilities	45,488	45,434
Franchise fee	81,065	54,091
Real estate taxes	68,285	66,947

TOTAL COST OF REVENUE	775,025	700,562

GROSS PROFIT	1,333,158	1,170,368

GENERAL AND ADMINISTRATIVE EXPENSES	397,804	350,461

INCOME FROM OPERATIONS	935,354	819,907

OTHER INCOME (EXPENSE)
Interest expense	(152,073)	(152,373)
Depreciation	(412,421)	(412,421)
Amortization	(12,065)	(37,902)

TOTAL OTHER INCOME (EXPENSE)	(576,559)	(602,696)

NET INCOME	$358,795	$217,211

No Assurance is Being Provided.

5

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

For The Six Months Ended June 30, 2016 and 2015

	2016
	Balance			Balance
	Beginning			End
	Of Period	Distributions	Net Income	Of Period

SERIES A MEMBERS
Widewaters South Jordan Equity, LLC	$303,935	$(157,693)	$103,817	$250,059

SERIES B MEMBERS
Susan Scuderi	55,669	(4,842)	3,187	54,014
Matthew G Scuderi	55,669	(4,842)	3,187	54,014
Caryn T. Scuderi	55,669	(4,842)	3,187	54,014
Joseph T. Scuderi	445,366	(38,731)	25,498	432,133
Richard & Lisa Bruno Jr.	556,710	(48,412)	31,872	540,170
South Jordan 2, LLC	55,669	(4,842)	3,187	54,014
All other Series B	3,228,902	(280,796)	184,860	3,132,966

	$4,757,589	$(545,000)	$358,795	$4,571,384

	2015
	Balance			Balance
	Beginning			End
	Of Period	Distributions	Net Income	Of Period

SERIES A MEMBERS
Widewaters South Jordan Equity, LLC	$448,034	$(116,594)	$62,849	$394,289

SERIES B MEMBERS
Susan Scuderi	58,187	(3,580)	1,930	56,537
Matthew G Scuderi	58,187	(3,580)	1,930	56,537
Caryn T. Scuderi	58,187	(3,580)	1,930	56,537
Joseph T. Scuderi	465,507	(28,637)	15,436	452,306
Richard & Lisa Bruno Jr.	581,885	(35,795)	19,295	565,385
South Jordan 2, LLC	58,187	(3,580)	1,930	56,537
All other Series B	3,374,920	(207,613)	111,911	3,279,218

	$5,103,094	$(402,959)	$217,211	$4,917,346

No Assurance is Being Provided.

6

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Six Months Ended June 30, 2016 and 2015

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$358,795	$217,211
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	412,421	412,421
Amortization	12,065	37,902
(Increase) decrease in:
Accounts receivable	(10,316)	(13,010)
Prepaid expenses	(42,460)	17,684
Taxes and insurance escrows	55,258	(97,890)
Increase (decrease) in:
Accounts payable	90,623	2,328
Due to related parties	(14,814)	3,728
Accrued expenses	61,933	50,398
Advanced guest deposits	(3,452)	2,011
Other current liabilities	12,414	18,873

NET CASH PROVIDED BY OPERATING ACTIVITIES	932,467	651,656

CASH FLOWS FROM INVESTING ACTIVITIES
Operating reserve	(62,617)	(56,121)

NET CASH USED IN INVESTING ACTIVITIES	(62,617)	(56,121)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on construction loans payable	(65,483)	(91,463)
Capital distributions	(545,000)	(402,959)

NET CASH USED IN FINANCING ACTIVITIES	(610,483)	(494,422)

NET INCREASE IN CASH	259,367	101,113

CASH - BEGINNING OF YEAR	444,700	317,565

CASH - END OF YEAR	$704,067	$418,678

No Assurance is Being Provided.

7

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

South Jordan Hotel Holdings, LLC And Subsidiary (the “Company”) was formed as a limited liability company in July 2012 to construct, own, and operate a hotel located in South Jordan, Utah. The construction phase was completed in 2013, and the first day of operations was December 10, 2013.

South Jordan Hotel Ownership, LLC was formed as a limited liability company in January 2012 to oversee the development of the hotel. South Jordan Hotel Ownership, LLC is wholly owned by South Jordan Hotel Holdings, LLC.

South Jordan Hotel Holdings, LLC and Subsidiary’s operating agreements specify the required capital contributions of the members and the procedures for the allocation of profits, losses, distributions, and the return of capital to the members. Generally, these items are allocated in proportion to the respective ownership percentages of the members.

Accounting Method

The Company prepares its consolidated financial statements on the accrual basis of accounting which is in accordance with generally accepted accounting principles.

Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over a period of 3 to 15 years for land improvements, computers, fixtures, furniture, equipment and software and 39 years for buildings. Depreciation expense charged to operations for the six months ended June 30, 2016 and 2015 was $412,421.

No Assurance is Being Provided.

8

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Compensated Absences

Employees of the Company are entitled to paid vacation depending on length of service and other factors. The amount of compensation for future absences cannot be reasonably estimated and, accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to the employee.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising costs charged to expense for the six months ended June 30, 2016 and 2015 were $42,182 and $37,044.

Impairment of Long-Lived Assets

The Company reviews its property for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. For assets held and used, if the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts, an impairment loss has occurred. The amount of the impairment loss is equal to the asset’s carrying value over its estimated fair value. No impairment loss has been recognized by the Company for the for the six months ended June 30, 2016 and 2015.

Subsequent Events

The Company has evaluated events and transactions that occurred between June 30, 2016 and January 30, 2017, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

The Hotel was sold on August 2, 2016 to the Lightstone Group. The Company and Subsidiary continue to exist.

No Assurance is Being Provided.

9

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 2.	RESTRICTED DEPOSITS

Restricted deposits are cash deposits which have been placed into escrow accounts, and are not available for general business purposes. These funds are to be released by the bank to the Company only upon submission and approval of invoices for capital improvements, furniture and fixtures, and equipment items. The balance of restricted deposits at June 30, 2016 and 2015 was $562,594 and $398,080, respectively.

Note 3.	ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they are charged to operations at the time that determination is made.

Note 4.	EXPENDABLES

Linens are considered expendables and are not depreciated. When originally acquired, the expendables were capitalized. Subsequent replacement items are expensed when purchased.

Note 5.	DEFERRED COSTS

Deferred financing costs are amortized on the straight-line basis over a period of 24 months to 20 years. Initial franchise fees are amortized on a straight-line basis over the life of the franchise agreement. Amortization expense for the six months ended June 30, 2016 and 2015 was $12,065 and $37,902, respectively.

The aggregate amortization expense for the five years following June 30, 2016 and thereafter is as follows:

2017	$2,479
2018	2,479
2019	2,479
2020	2,479
2021	2,479
Thereafter	42,026

$54,421

No Assurance is Being Provided.

10

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 6.	ADVANCED GUEST DEPOSITS

Advanced guest deposits represent room deposits collected as a security for future reservations. These room deposits will be recognized as revenue at such time when the customers fulfill their reservations. The balance of advanced guest deposits at June 30, 2016 and 2015 of $2,177 and $2,799, respectively, are included under the current liabilities on the balance sheet.

Note 7.	CONSTRUCTION LOAN PAYABLE

The Company had a construction loan payable to its bank at June 30, 2016 and 2015. The face amount of the note was $8,660,563 plus accrued interest. This note carries a variable interest rate of LIBOR rate plus 3.50% through the initial maturity date and 3.25% thereafter per annum. At June 30, 2016 and 2015, the one month LIBOR rate was 0.45% and 0.19%, respectively. The initial maturity date was December 20, 2015. There were two one-year extensions on the note. The note was extended one year to December 20, 2016. There was an extension fee paid in December 2015 in the amount of $21,651. Payments of principal together with interest based on a twenty-five year mortgage style amortization at an interest rate equal to the greater of the 10 year treasury rate plus 2.5% or 7% per annum was due and payable commencing December 20, 2015. The balance at June 30, 2016 and 2015 was $8,176,144 and $8,251,205, respectively. The construction loan payable is guaranteed by members in the company.

Note 8.	INCOME TAXES

The Company operates as a limited liability company and, as such, is not subject to income taxes. Taxable income (loss) generated by the Company is passed through to the owners. Consequently, no provision for income taxes has been made in the accompanying consolidated financial statements.

No Assurance is Being Provided.

11

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 9.	RELATED PARTY TRANSACTIONS

Widewaters South Jordan Hotel Management Company, LLC, a limited liability company related through common ownership, has entered into an agreement to provide property management services to the Company. The management fee was 4% of the Company’s gross revenues. During the six months ended June 30, 2016 and 2015, the management fees paid under this agreement were $84,265 and $74,785, respectively.

There were a number of short-term accounts payable from entities with common ownership at June 30, 2016 and 2015. These totaled $-0- and $18,052. There was an intercompany payable to Widewaters Group for construction costs included in the Due To Related Parties account for the year ended December 31, 2014. This payable was $-0- at June 30, 2016 and 2015.

The Company reimburses Widewaters South Jordan Hotel Management Company, LLC, an entity related through common ownership, on a bi-weekly basis for payroll expense. At June 30, 2016 and 2015, total payroll expense reimbursed was $299,184 and $279,162, respectively.

Note 10.	FRANCHISE FEE

On January 9, 2012, the Company entered into a franchise agreement with HLG ESP Franchise, LLC effective for 22 years. The franchise fee is calculated as 2% of gross room’s revenue in year 1, 3% in year two, 4% in year three, and 5% of gross room’s revenue in year 4 through the end of the license term. These costs totaled $81,065 and $54,091 at June 30, 2016 and 2015. In addition, through this agreement, the Company pays a monthly program fee for advertising and promotion equal to 3% of gross room’s revenue for the preceding month. These costs totaled $60,799 and $54,091, at June 30, 2016 and 2015, respectively.

No Assurance is Being Provided.

12

South Jordan Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 11.	CASH FLOWS INFORMATION

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents as of June 30, 2016 and 2015.

Cash paid for interest expense for the for the six months ended June 30, 2016 and 2015 was $152,073 and $152,373.

Note 12.	CONCENTRATIONS OF CREDIT RISK

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk include uninsured cash in financial institutions. Cash balances exceeded Federal Deposit Insurance Corporation (FDIC) limits of $250,000 by $435,474 and $201,277, respectively, as of June 30, 2016 and 2015.

No Assurance is Being Provided.

13

SUPPLEMENTARY

INFORMATION

SOUTH JORDAN HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

For The Six Months Ended June 30, 2016 and 2015

	2016	2015

Credit card commissions	$113,454	$87,543
Management fees	84,265	74,785
Repairs and maintenance	30,309	31,858
Computer expenses	35,811	14,216
Insurance	17,752	17,218
Bank fees	18,359	17,799
Office expense	14,032	11,337
Equipment rental	-	13,511
Other general and administrative expenses	9,079	9,664
Training	13,598	11,089
Payroll taxes	8,650	8,289
Fringe benefits	8,714	6,821
Operating supplies	1,499	2,077
Legal and accounting	18,927	13,057
Uniforms	4,158	3,011
Travel	6,757	5,005
Dues and subscriptions	3,237	2,518
Printing and stationary	2,723	2,879
License and fees	1,240	439
Bad debt expense	377	684
Owners expense	4,863	16,661

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$397,804	$350,461

No Assurance is Being Provided.

14

Tukwila Hotel Holdings, LLC

And Subsidiary

(A Limited Liability Company)

Consolidated Financial Statements

And Supplementary Information

Years Ended December 31, 2015 and 2014

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

INDEPENDENT AUDITORS’ REPORT

Mr. Edwin Glickman

Ms. Donna Brandin

Widewaters Management

Tukwila Hotel Holdings, LLC and Subsidiary

Syracuse, New York

We have audited the accompanying consolidated financial statements of Tukwila Hotel Holdings, LLC and Subsidiary (a Limited Liability Company), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, members’ equity, and cash flows for the years then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

Mr. Edwin Glickman, Ms. Donna Brandin, and Widewaters Management

Tukwila Hotel Holdings, LLC and Subsidiary

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tukwila Hotel Holdings, LLC and Subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ DiMARCO, ABIUSI & PASCARELLA, P.C.

Syracuse, New York

January 30, 2017

2

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED BALANCE SHEETS

December 31, 2015 and 2014

ASSETS

	2015	2014

CURRENT ASSETS
Cash - Operating	$409,005	$-
Accounts receivable	18,446	-
Due from related parties	15,851	326,137
Deposits held by others	7,530	1,500
Prepaid expenses	15,589	-

TOTAL CURRENT ASSETS	466,421	327,637

RESTRICTED DEPOSITS AND FUNDED RESERVES
Operating reserve	27,560	-
Taxes and insurance escrow	73,929	-

TOTAL RESTRICTED DEPOSITS AND FUNDED RESERVES	101,489	-

PROPERTY AND EQUIPMENT
Land	1,944,268	-
Land improvements	1,946,704	-
Buildings	12,503,707	-
Computers and equipment	103,039	-
Fixtures, furniture and equipment	3,150,227	-
Software	63,532	-
	19,711,477	-
Less accumulated depreciation	467,485	-

PROPERTY AND EQUIPMENT - NET	19,243,992	-

WORK IN PROCESS	-	13,033,667

DEFERRED COSTS
Deferred financing costs	238,994	-
Franchise fees	50,000	-
	288,994	-
Less accumulated amortization	76,494	-

DEFERRED COSTS - NET	212,500	-

OTHER ASSETS
Expendables	43,132	-

	$20,067,534	$13,361,304

See Auditors’ Report and Accompanying Notes.

3

LIABILITIES AND MEMBERS’ EQUITY

	2015	2014

CURRENT LIABILITIES
Accounts payable	$113,607	$-
Due to related parties	13,423	-
Accrued expenses	15,357	92
Accrued construction costs/special
assessment payable	313,902	-
Construction retention payable	-	584,469
Construction loan payable	11,554,237	5,776,743
Demand notes - Related party	1,085,000	-
Other current liabilities	33,480	-

TOTAL CURRENT LIABILITIES	13,129,006	6,361,304

MEMBERS’ EQUITY	6,938,528	7,000,000

	$20,067,534	$13,361,304

See Auditors’ Report and Accompanying Notes.

4

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF INCOME

For The Years Ended December 31, 2015 and 2014

	2015	2014
REVENUES
Room revenue	$1,376,635	$-
Bar revenue	687,608	-
Revenue - Other	58,769	-

TOTAL REVENUES	2,123,012	-

COST OF REVENUES
Room costs	189,560	-
Salaries and wages	342,697	-
Advertising and selling	35,772	-
Utilities	75,956	-
Franchise fee	63,245	-
Program fee	62,058	-
Real estate taxes	50,467	-

TOTAL COST OF REVENUES	819,754	-

GROSS PROFIT	1,303,258	-

GENERAL AND ADMINISTRATIVE EXPENSES	631,022	-

INCOME FROM OPERATIONS	672,236	-

OTHER INCOME (EXPENSE)
Interest expense	(189,734)	-
Other income	4	-
Depreciation	(467,485)	-
Amortization	(76,494)	-

TOTAL OTHER EXPENSE	(733,709)	-

NET LOSS	$(61,472)	$-

See Auditors’ Report and Accompanying Notes.

5

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

For The Years Ended December 31, 2015 and 2014

	2015
	Balance			Balance
	Beginning			End
	Of Year	Contributions	Net Loss	Of Year

SERIES A MEMBER
Widewaters Tukwila Equity, LLC	$1,400,000	$-	$(30,735)	$1,369,265

SERIES B MEMBERS
Matthew G. Scuderi	70,000	-	(384)	69,616
Joseph T. Scuderi	980,000	-	(5,379)	974,621
Elaine M. Scuderi	980,000	-	(5,379)	974,621
All other Series B	3,570,000	-	(19,595)	3,550,405

	$7,000,000	$-	$(61,472)	$6,938,528

	2014
	Balance			Balance
	Beginning			End
	Of Year	Contributions	Net Loss	Of Year

SERIES A MEMBER
Widewaters Tukwila Equity, LLC	$1,400,000	$-	$-	$1,400,000

SERIES B MEMBERS
Matthew G. Scuderi	70,000	-	-	70,000
Joseph T. Scuderi	980,000	-	-	980,000
Elaine M. Scuderi	980,000	-	-	980,000
All other Series B	3,570,000	-	-	3,570,000

	$7,000,000	$-	$-	$7,000,000

See Auditors’ Report and Accompanying Notes.

6

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

And For The Years Ended December 31, 2015 and 2014

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(61,472)	$-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	467,485	-
Amortization	76,494	-
(Increase) decrease in:
Accounts receivable	(18,446)	-
Due from related parties	310,286	(326,137)
Prepaid expenses	(15,589)	-
Taxes and insurance escrow	(73,929)	-
Increase (decrease) in:
Accounts payable	113,607	-
Accrued expenses	329,167	-
Construction retention payable	(584,469)	584,469
Due to related parties	13,423	-
Other current liabilities	33,480	92
NET CASH PROVIDED BY OPERATING ACTIVITIES	590,036	258,424

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(19,711,476)	-
Work in process - project costs - paid to date	13,033,667	(13,033,667)
Deposits held by others	(6,030)	(1,500)
Operating reserve	(27,560)	-
Expendables	(43,132)	-
NET CASH USED IN INVESTING ACTIVITIES	(6,754,531)	(13,035,167)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from construction loan payable	5,777,494	5,776,743
Proceeds from demand notes payable	2,860,228	-
Payments on demand notes payable	(1,775,228)	-
Deferred financing costs	(238,994)	-
Receipts from contributions receivable	-	7,000,000
Franchise fee	(50,000)	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	6,573,500	12,776,743

NET INCREASE IN CASH	409,005	-

CASH - BEGINNING OF YEAR	-	-

CASH - END OF YEAR	$409,005	$-

See Auditors’ Report and Accompanying Notes.

7

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Tukwila Hotel Holdings, LLC and Subsidiary (the “Company”) was formed as a limited liability company in April 2013 to construct, own, and operate a hotel located in Tukwila, Washington. The construction phase was completed in 2015, and the first day of operations was July 21, 2015.

Tukwila Hotel Ownership, LLC was formed as a limited liability company on March 15, 2012 to oversee the development of the hotel. Tukwila Hotel Ownership, LLC is wholly owned by Tukwila Hotel Holdings, LLC.

Tukwila Hotel Holdings, LLC and Subsidiary’s operating agreements specify the required capital contributions of the members and the procedures for the allocation of profits, losses, distributions, and the return of capital to the members. Generally, these items are allocated in proportion to the respective ownership percentages of the members.

Accounting Method

The Company prepares its consolidated financial statements on the accrual basis of accounting which is in accordance with generally accepted accounting principles.

Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See Auditors’ Report

8

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Work In Process

The Company constructed the hotel during 2014 and it was completed in July 2015. The Company incurred and capitalized in Work in Process at December 31, 2015 and 2014 of $-0- and $13,033,667, respectively. The cost incurred in 2015 to complete construction of the facility was approximately $6 million.

Work in process is stated at cost, which includes the cost of construction and other direct costs attributable to the construction. No provision for depreciation is made on work in process until such time as the relevant assets are completed and put into use.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over a period of 3 to 15 years for land improvements, computers, fixtures, furniture, equipment and software and 39 years for buildings. Depreciation expense charged to operations for the years ended December 31, 2015 and 2014 were $467,485 and $-0-, respectively.

Compensated Absences

Employees of the Company are entitled to paid vacation depending on length of service and other factors. The amount of compensation for future absences cannot be reasonably estimated and, accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to employees.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising costs charged to expense for the years ended December 31, 2015 and 2014 were $35,772 and $-0-, respectively.

See Auditors’ Report

9

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Impairment of Long-Lived Assets

The Company reviews its property for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. For assets held and used, if the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts, an impairment loss has occurred. The amount of the impairment loss is equal to the asset’s carrying value over its estimated fair value. No impairment loss has been recognized by the Company for the years ended December 31, 2015 and 2014.

Subsequent Events

The Company has evaluated events and transactions that occurred between December 31, 2015 and January 30, 2017, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

The Hotel and all related fixed assets were sold to the Lightstone Group on August 2, 2016. The Company and subsidiary continue to exist.

Start-Up Costs

Cost of start-up activities, including organization costs, were expensed as incurred in 2015, in accordance with FASB Codification Topic Other Expenses, 720-15-25.

Note 2.	RESTRICTED DEPOSITS

Restricted deposits are cash deposits which have been placed into escrow accounts, and are not available for general business purposes. These funds are to be released by the bank to the Company only upon submission and approval of invoices for capital improvements, furniture and fixtures, and equipment items. The balance of restricted deposits at December 31, 2015 and 2014 was $101,489 and $-0-, respectively.

See Auditors’ Report

10

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 3.	ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they are charged to operations at the time that determination is made.

Note 4.	EXPENDABLES

Linens are considered expendables and are not depreciated. When originally acquired, the expendables were capitalized. Subsequent replacement items are expensed when purchased.

Note 5.	DEFERRED COSTS

Deferred financing costs are amortized on the straight-line basis over a period of 12 months to 19 years. Initial franchise fees are amortized on a straight-line basis over the life of the franchise license agreement. Amortization expense for the years ended December 31, 2015 and 2014 was $76,494 and $-0-, respectively. The aggregate amortization expense for the five years following December 31, 2015 and thereafter is as follows:

2016	$166,312
2017	2,691
2018	2,691
2019	2,691
2020	2,691
Thereafter	35,424

$212,500

See Auditors’ Report

11

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 6.	CONSTRUCTION LOAN PAYABLE

The Company had a construction loan payable to its bank at December 31, 2015 and 2014. The face amount of the note was $10,300,000 plus accrued interest. This note carries a variable interest rate of LIBOR rate plus 3.25% of the base rate per annum. At December 31, 2015 and 2014, the one month LIBOR rate was 0.35% and 0.16%, respectively. The prime rate at December 31, 2015 and 2014 was 3.25% and 3.50%, respectively. The Federal funds open rate at December 31, 2015 and 2014 was .36% and .06%, respectively. The note matured on November 8, 2015, but was extended. There were three one-year extensions on the note, the note now matures on November 8, 2016. Prior to the maturity date, monthly payments of interest only were due and payable. Payments of principal together with interest based on a twenty-five year mortgage style amortization at an imputed rate of interest of six percent per annum was due and payable commencing December 1, 2015. There was an extension request fee paid in 2015 in the amount of $25,750. The balance at December 31, 2015 and 2014 was $11,554,237 and $5,776,743, respectively. The construction loan payable is guaranteed by Hotel Ownership, LLC a member of the Company.

Interest expense for the years ended December 31, 2015 and 2014 was $189,734 and $-0-, respectively.

Note 7.	INCOME TAXES

The Company operates as a limited liability company and, as such, is not subject to income taxes. Taxable income (loss) generated by the Company is passed through to the owners. Consequently, no provision for income taxes has been made in the accompanying consolidated financial statements.

Note 8.	RELATED PARTY TRANSACTIONS

Widewaters Tukwila Hotel Management Company, LLC, a limited liability company related through common ownership, has entered into an agreement to provide property management services to the Company. The management fee was 4% of the Company’s gross revenues. For the years ended December 31, 2015 and 2014, the management fees paid under this agreement were $84,922 and $-0-, respectively.

See Auditors’ Report

12

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 8.	RELATED PARTY TRANSACTIONS - CONTINUED

The Company entered into three unsecured demand notes during 2015 with Widewaters Tukwila Equity, LLC, a limited liability company related through common ownership. The first note dated April 9, 2015 was for $1,250,228. Interest was calculated at one-month LIBOR plus margin of 3.25%. This loan was repaid July 29, 2015. Total interest expense paid for the years ended December 31, 2015 and 2014 paid was $13,050 and $-0-, respectively.

The second note dated August 7, 2015 was for $925,000. The third note dated September 29, 2015 was for $685,000. Interest is calculated on these two notes at an annual rate of 10%. Interest for the duration of the notes shall be accrued and shall be added to the outstanding principal balance due under the notes. The entire amount of principal outstanding plus all interest accrued shall be paid in full upon maturity. Outstanding principal was $1,085,000, and $-0- at December 31, 2015 and 2014, respectively. Total interest expense paid was $37,145 and $-0- for the years ended December 31, 2015 and 2014, respectively.

The Company held several short-term receivables from entities related through common ownership totaling $8,305 and $-0- at December 31, 2015 and 2014, respectfully. There was an intercompany payable to Widewaters Group for construction costs included in Due From Related Parties in the amounts of $7,546 and $326,137 at December 31, 2015 and 2014, respectively.

The Hotel was constructed by Widewaters Construction, Inc., an entity related through common ownership. Total construction costs paid to Widewaters Construction, Inc. were approximately $14,600,000.

The Company reimburses Widewaters Tukwila Hotel Management Company, LLC, an entity related through common ownership, on a bi-weekly basis for payroll expense. Total payroll expense reimbursement for the years ended December 31, 2015 and 2014 was $330,981, and $-0-, respectively.

Contributions

The Company had members’ contributions receivable of $-0- and $-0- in 2015 and 2014, respectively. The Company received cash of $-0- and $7,000,000 in 2015 and 2014, respectively.

See Auditors’ Report

13

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2015 and 2014

Note 9.	FRANCHISE FEE

On February 14, 2012, the Company entered into a franchise agreement with HLG ESP Franchise, LLC effective for 22 years. In the original agreement, the franchise fee was calculated as 3% of gross room’s revenue in year 1, 4% in year 2, and 5% of gross room’s revenue in year 3 through the end of the license term. However, this agreement was amended on February 15, 2015 to modify the terms of the franchise agreement such that the franchise fee is calculated as 2% of gross room’s revenue in year 1, 3% in year two, 4% in year three, and 5% of gross room’s revenue in year 4 through the end of the license term. These costs totaled $63,245 and $-0- for the years ended December 31, 2015 and 2014, respectively. In addition, through this agreement, the Company pays a monthly program fee for advertising and promotion equal to 3% of gross room’s revenue for the preceding month. These costs totaled $62,058 and $-0- for the years ended December 31, 2015 and 2014, respectively.

Note 10.	CASH FLOWS INFORMATION

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2015 and 2014.

Cash paid for interest expense for the years ended December 31, 2015 and 2014 was $189,734 and $-0-, respectively.

Note 11.	CONCENTRATIONS OF CREDIT RISK

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk include uninsured cash in financial institutions. Cash balances did not exceed Federal Deposit Insurance Corporation (FDIC) limits of $250,000 as of December 31, 2014. At December 31, 2015, cash balances exceeded FDIC limits by $206,630. Management does not anticipate nonperformance by the financial institution.

See Auditors’ Report

14

SUPPLEMENTARY

INFORMATION

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

Mr. Edwin Glickman

Ms. Donna Brandin

Widewaters Management

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

Syracuse, New York

We have audited the consolidated financial statements of Tukwila Hotel Holdings, LLC and Subsidiary as of and for the years ended December 31, 2015 and 2014, and our report thereon dated January 30, 2017, which expressed an unmodified opinion on those consolidated financial statements, appears on pages 1 and 2. Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information in the following schedule (page 16) is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/ DiMARCO, ABIUSI & PASCARELLA, P.C.

Syracuse, New York

January 30, 2017

15

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

And For The Years Ended December 31, 2015 and 2014

	2015	2014

Repairs and maintenance	$177,697	$-
Operating expenses	118,566	-
Credit card commissions	114,309	-
Management fees	84,922	-
Software and internet expense	27,832	-
Office expense	18,596	-
Insurance	17,447	-
Bank charges	13,745	-
Other miscellaneous expenses	11,459	-
Payroll taxes	8,815	-
Uniforms	7,951	-
Outside services	4,938	-
Fringe benefits	4,692	-
Dues and subscriptions	4,481	-
Printing and stationary	3,366	-
Training	3,189	-
Equipment rental	2,816	-
Licensing and permits	2,324	-
Legal and accounting	1,605	-
Allowance for doubtful accounts	1,535	-
Travel	737	-

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$631,022	$-

See Auditors’ Report on Supplementary Information.

16

Tukwila Hotel Holdings, LLC

And Subsidiary

(A Limited Liability Company)

Consolidated Financial Statements

And Supplementary Information

Six Months Ended

June 30, 2016 and 2015

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED BALANCE SHEETS

June 30, 2016 and 2015

ASSETS

	2016	2015

CURRENT ASSETS
Cash – Operating	$26,867	$-
Accounts receivable	344,504	-
Due from related parties	812	158,086
Deposits held by others	-	1,500
Prepaid expenses	96,555	3,000

TOTAL CURRENT ASSETS	468,738	162,586

RESTRICTED DEPOSITS AND FUNDED RESERVES
Operating reserve	79,902	-
Taxes and insurance escrow	93,939	-

TOTAL RESTRICTED DEPOSITS AND FUNDED RESERVES	173,841	-

PROPERTY AND EQUIPMENT
Land	1,944,268	-
Land improvements	1,946,704	-
Buildings	12,563,534	-
Computers and equipment	103,039	-
Fixtures, furniture and equipment	3,150,786	-
Software	63,532	-
	19,771,863	-
Less accumulated depreciation	1,028,594	-

PROPERTY AND EQUIPMENT - NET	18,743,269	-

WORK IN PROCESS	-	17,477,090

DEFERRED COSTS
Deferred financing costs	238,994	-
Franchise fees	50,000	-
	288,994	-
Less accumulated amortization	159,697	-

DEFERRED COSTS - NET	129,297	-

OTHER ASSETS
Expendables	43,132	-

	$19,558,277	$17,639,676

No Assurance is Being Provided.

1

LIABILITIES AND MEMBERS’ EQUITY

	2016	2015

CURRENT LIABILITIES
Accounts payable	$57,782	$-
Due to related parties	39,924	-
Accrued expenses	14,899	6,225
Accrued construction costs/special assessment payable	327,952	-
Construction retention payable	-	672,541
Construction loan payable	11,433,915	8,718,961
Demand notes - Related party	465,188	1,250,228
Other current liabilities	124,193	346

TOTAL CURRENT LIABILITIES	12,463,853	10,648,301

MEMBERS’ EQUITY	7,094,424	6,991,375

	$19,558,277	$17,639,676

No Assurance is Being Provided.

2

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF INCOME

For The Six Months Ended June 30, 2016 and 2015

	2016	2015
REVENUES
Room revenue	$1,709,839	$-
Bar revenue	644,850	-
Revenue - Other	52,671	-

TOTAL REVENUES	2,407,360	-

COST OF REVENUES
Room costs	180,048	-
Salaries and wages	375,984	-
Advertising and selling	32,740	-
Utilities	83,197	-
Franchise fee	25,245	-
Program fee	70,676	-
Real estate taxes	95,008	-

TOTAL COST OF REVENUES	862,898	-

GROSS PROFIT	1,544,462	-

GENERAL AND ADMINISTRATIVE EXPENSES	499,919	2,400

INCOME (LOSS) FROM OPERATIONS	1,044,543	(2,400)

OTHER INCOME (EXPENSE)
Interest expense	(244,477)	(6,225)
Other income	144	-
Depreciation	(561,109)	-
Amortization	(83,203)	-

TOTAL OTHER EXPENSE	(888,645)	(6,225)

NET INCOME (LOSS)	$155,898	$(8,625)

No Assurance is Being Provided.

3

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

For The Six Months Ended June 30, 2016 and 2015

	2016
	Balance			Balance
	Beginning			End
	Of Period	Contributions	Net Income	Of Period

SERIES A MEMBER
Widewaters Tukwila Equity, LLC	$1,369,263	$-	$77,949	$1,447,212

SERIES B MEMBERS
Matthew G. Scuderi	69,616	-	974	70,590
Joseph T. Scuderi	974,621	-	13,641	988,262
Elaine M. Scuderi	974,621	-	13,641	988,262
All other Series B	3,550,405	-	49,693	3,600,098

	$6,938,526	$-	$155,898	$7,094,424

	2015
	Balance			Balance
	Beginning			End
	Of Period	Contributions	Net Loss	Of Period

SERIES A MEMBER
Widewaters Tukwila Equity, LLC	$1,400,000	$-	$(4,313)	$1,395,687

SERIES B MEMBERS
Matthew G. Scuderi	70,000	-	(54)	69,946
Joseph T. Scuderi	980,000	-	(755)	979,245
Elaine M. Scuderi	980,000	-	(755)	979,245
All other Series B	3,570,000	-	(2,748)	3,567,252

	$7,000,000	$-	$(8,625)	$6,991,375

No Assurance is Being Provided.

4

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For The Six Months Ended June 30, 2016 and 2015

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$155,898	$(8,625)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	561,109	-
Amortization	83,203	-
(Increase) decrease in:
Accounts receivable	(326,058)	-
Due from related parties	15,039	168,051
Prepaid expenses	(80,966)	(3,000)
Taxes and insurance escrow	(20,010)	-
Increase (decrease) in:
Accounts payable	(55,825)	-
Accrued expenses	13,592	6,133
Construction retention payable	-	88,072
Due to related parties	26,501	-
Other current liabilities	90,713	346
NET CASH PROVIDED BY OPERATING ACTIVITIES	463,196	250,977

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(60,386)	-
Work in process - project costs - paid to date	-	(4,443,423)
Deposits held by others	7,530	-
Operating reserve	(52,342)	-
NET CASH USED IN INVESTING ACTIVITIES	(105,198)	(4,443,423)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from construction loan payable	-	2,942,218
Payments on construction loan payable	(120,323)	-
Proceeds from demand notes payable	-	1,250,228
Payments on demand notes payable	(619,812)	-
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(740,135)	4,192,446

NET DECREASE IN CASH	(382,137)	-

CASH - BEGINNING OF PERIOD	409,004	-

CASH - END OF PERIOD	$26,867	$-

No Assurance is Being Provided.

5

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Tukwila Hotel Holdings, LLC (the “Company”) was formed as a limited liability company in April 2013 to construct, own, and operate a hotel located in Tukwila, Washington. The construction phase was completed in 2015, and the first day of operations was July 21, 2015.

Tukwila Hotel Ownership, LLC was formed as a limited liability company on March 15, 2012 to oversee the development of the hotel. Tukwila Hotel Ownership, LLC is wholly owned by Tukwila Hotel Holdings, LLC.

Tukwila Hotel Holdings, LLC and Subsidiary’s operating agreements specify the required capital contributions of the members and the procedures for the allocation of profits, losses, distributions, and the return of capital to the members. Generally, these items are allocated in proportion to the respective ownership percentages of the members.

Accounting Method

The Company prepares its consolidated financial statements on the accrual basis of accounting which is in accordance with generally accepted accounting principles.

Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

No assurance is being provided.

6

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Work In Process

The Company constructed the hotel during 2014 and it was completed in July 2015. The Company incurred and capitalized in Work in Process at June 30, 2016 and 2015 of $-0- and $17,477,090, respectively. The cost incurred in 2015 to complete construction of the facility was approximately $6 million.

Work-in-process is stated at cost, which includes the cost of construction and other direct costs attributable to the construction. No provision for depreciation is made on work in process until such time as the relevant assets are completed and put into use.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over a period of 3 to 15 years for land improvements, computers, fixtures, furniture, equipment and software and 39 years for buildings. Depreciation expense charged to operations for the six months ended June 30, 2016 and 2015 were $561,109 and $-0-, respectively.

Compensated Absences

Employees of the Company are entitled to paid vacation depending on length of service and other factors. The amount of compensation for future absences cannot be reasonably estimated and, accordingly, no liability has been recorded in the accompanying financial statements. The Company’s policy is to recognize the costs of compensated absences when actually paid to employees.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising costs charged to expense for the six months ended June 30, 2016 and 2015 were $32,740 and $-0-, respectively.

No assurance is being provided.

7

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Impairment of Long-Lived Assets

The Company reviews its property for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. For assets held and used, if the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts, an impairment loss has occurred. The amount of the impairment loss is equal to the asset’s carrying value over its estimated fair value. No impairment loss has been recognized by the Company for the six months ended June 30, 2016 and 2015.

Subsequent Events

The Company has evaluated events and transactions that occurred between June 30, 2016 and January 30, 2017, which is the date the consolidated financial statements were available to be issued, for possible disclosure and recognition in the consolidated financial statements.

The Hotel and all related fixed assets were sold to the Lightstone Group on August 2, 2016. The Company and subsidiary continue to exist.

Start-Up Costs

Cost of start-up activities, including organization costs, were expensed as incurred in 2015, in accordance with FASB Codification Topic Other Expenses, 720-15-25.

Note 2.	RESTRICTED DEPOSITS

Restricted deposits are cash deposits which have been placed into escrow accounts, and are not available for general business purposes. These funds are to be released by the bank to the Company only upon submission and approval of invoices for capital improvements, furniture and fixtures, and equipment items. The balance of restricted deposits at June 30, 2016 and 2015 was $173,841 and $-0-, respectively.

No assurance is being provided.

8

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 3.	ACCOUNTS RECEIVABLE

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they are charged to operations at the time that determination is made.

Note 4.	EXPENDABLES

Linens are considered expendables and are not depreciated. When originally acquired, the expendables were capitalized. Subsequent replacement items are expensed when purchased.

Note 5.	DEFERRED COSTS

Deferred financing costs are amortized on the straight-line basis over a period of 12 months to 19 years. Initial franchise fees are amortized on a straight-line basis over the life of the franchise license agreement. Amortization expense for the six months ended June 30, 2016 and 2015 was $83,203 and $-0-, respectively. The aggregate amortization expense for the five years following June 30, 2016 and thereafter is as follows:

2017	$83,156
2018	2,691
2019	2,691
2020	2,691
2021	2,691
Thereafter	35,377

$129,297

Note 6.	CONSTRUCTION LOAN PAYABLE

The Company had a construction loan payable to its bank at June 30, 2016 and 2015. The face amount of the note was $10,300,000 plus accrued interest. This note carries a variable interest rate of LIBOR rate plus 3.25% of the base rate per annum.

No assurance is being provided.

9

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 6.	CONSTRUCTION LOAN PAYABLE - CONTINUED

At June 30, 2016 and 2015 the one month LIBOR rate was 0.45% and 0.19%, respectively. The prime rate at June 30, 2016 and 2015 was 3.25% and 3.50%, respectively. The Federal funds open rate at June 30, 2016 and 2015 was 0.30% and 0.08%, respectively. The note matured on November 8, 2015, but was extended. There were three one-year extensions on the note, the note now matures on November 8, 2016. Prior to the maturity date, monthly payments of interest only were due and payable. Payments of principal together with interest based on a twenty-five year mortgage style amortization at an imputed rate of interest of six percent per annum was due and payable commencing December 1, 2015. There was an extension request fee paid in 2015 in the amount of $25,750. The balance at June 30, 2016 and 2015, was $11,433,915 and $8,718,961, respectively. The construction loan payable is guaranteed by Hotel Ownership, LLC a member of the Company.

Interest expense for the six months ended June 30, 2016 and 2015 was $244,477 and $-0-, respectively.

Note 7.	INCOME TAXES

The Company operates as a limited liability company and, as such, is not subject to income taxes. Taxable income (loss) generated by the Company is passed through to the owners. Consequently, no provision for income taxes has been made in the accompanying consolidated financial statements.

Note 8.	RELATED PARTY TRANSACTIONS

Widewaters Tukwila Hotel Management Company, LLC, a limited liability company related through common ownership, has entered into an agreement to provide property management services to the Company. The management fee was 4% of the Company’s gross revenues. During the six months ended June 30, 2016 and 2015, the management fees paid under this agreement were $92,259 and $-0-, respectively.

No assurance is being provided.

10

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 8.	RELATED PARTY TRANSACTIONS - CONTINUED

The Company entered into three unsecured demand notes during 2015 with Widewaters Tukwila Equity, LLC, a limited liability company related through common ownership. The first note dated April 9, 2015 was for $1,250,228. Interest was calculated at one-month LIBOR plus margin of 3.25%. This loan was repaid July 29, 2015. The balance at June 30, 2016 and 2015 was $-0- and $1,250,228, respectively. For the six months ended June 30, 2016 and 2015, interest expense accrued on this loan was $-0- and $6,225, respectively.

The second note dated August 7, 2015 was for $925,000. The third note dated September 29, 2015 was for $685,000. Interest is calculated on these two notes at an annual rate of 10%. Interest for the duration of the notes shall be accrued and shall be added to the outstanding principal balance due under the notes. The entire amount of principal outstanding plus all interest accrued shall be paid in full upon maturity. Outstanding principal was $465,188 and $-0- at June 30, 2016 and 2015, respectively. Total interest expense paid was $49,652 and $-0- for the six months ended June 30, 2016 and 2015, respectively.

The Company held several short-term receivables from entities related through common ownership, at June 30, 2016 and 2015 totaling ($7,156) and $-0-, respectfully. There was an intercompany payable to Widewaters Group for construction costs included in Due From Related Parties in the amounts of $-0- and $158,086 at June 30, 2016 and 2015, respectively.

The Hotel was constructed by Widewaters Construction, Inc., an entity related through common ownership. Total construction costs paid to Widewaters Construction, Inc. were approximately $14,600,000.

The Company reimburses Widewaters Tukwila Hotel Management Company, LLC, an entity related through common ownership, on a bi-weekly basis for payroll expense. Total payroll expense reimbursement for the six months ended June 30, 2016 and 2015 was $357,566 and $-0-, respectively.

No assurance is being provided.

11

Tukwila Hotel Holdings, LLC And Subsidiary

(A LIMITED LIABILITY COMPANY)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2016 and 2015

Note 9.	FRANCHISE FEE

On February 14, 2012, the Company entered into a franchise agreement with HLG ESP Franchise, LLC effective for 22 years. In the original agreement, the franchise fee was calculated as 3% of gross room’s revenue in year 1, 4% in year 2, and 5% of gross room’s revenue in year 3 through the end of the license term. However, this agreement was amended on February 15, 2015 to modify the terms of the franchise agreement such that the franchise fee is calculated as 2% of gross room’s revenue in year 1, 3% in year two, 4% in year three, and 5% of gross room’s revenue in year 4 through the end of the license term. These costs totaled $25,245 and $-0- for the six months ended June 30, 2016 and 2015, respectively. In addition, through this agreement, the Company pays a monthly program fee for advertising and promotion equal to 3% of gross room’s revenue for the preceding month. These costs totaled $70,676 and $-0- for the six months ended June 30, 2016 and 2015, respectively.

Note 10.	CASH FLOWS INFORMATION

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents as of June 30, 2016 and 2015.

Cash paid for interest expense for the six months ended June 30, 2016 and 2015 was $244,477 and $-0-, respectively.

Note 11.	CONCENTRATIONS OF CREDIT RISK

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk include uninsured cash in financial institutions. Cash balances did not exceed Federal Deposit Insurance Corporation (FDIC) limits of $250,000 as of June 30, 2016 and 2015.

No assurance is being provided.

12

SUPPLEMENTARY

INFORMATION

TUKWILA HOTEL HOLDINGS, LLC AND SUBSIDIARY

(A LIMITED LIABILITY COMPANY)

CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

For The Six Months Ended June 30, 2016 and 2015

	2016	2015

Repairs and maintenance	$45,568	$-
Operating expenses	6,385	-
Credit card commissions	122,397	-
Management fees	92,259	-
Software and internet expense	22,428	-
Office expense	12,775	-
Insurance	23,329	-
Contract labor	21,520	-
Owners expense	19,496	-
Bank charges	16,720	-
Other miscellaneous expenses	12,433	-
Payroll taxes	9,394	-
Uniforms	2,131	-
Outside services	119	-
Fringe benefits	9,082	-
Dues and subscriptions	4,203	-
Printing and stationary	2,775	-
Training	11,537	-
Equipment rental	2,198	-
Licensing and permits	1,671	-
Legal and accounting	49,056	2,400
Allowance for doubtful accounts	6,816	-
Travel	5,627	-

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	$499,919	$2,400

No Assurance is Being Provided.

13

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On August 2, 2016, Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”), completed the acquisition of a 139-room select service hotel located in Tukwila, Washington (the “Home2 Suites – Tukwila”) and (ii) a 125-room select service hotel located in Salt Lake City, Utah (the “Home2 Suites – Salt Lake” and collectively the “Home2 Suites Hotel Portfolio”) from an unrelated third party, for an aggregate purchase price of approximately $47.3 million, excluding closing and other related transaction costs. In connection with the acquisition, the Company’s Advisor received an acquisition fee equal to 1.0% of the contractual purchase price, approximately $473,000. The acquisition was funded with offering proceeds.

The acquisition of the Home2 Suites Hotel Portfolio was accounted for under the purchase method of accounting with the Company treated as the acquiring entity. Accordingly, the consideration paid by the Company to complete the acquisition of the Home2 Suites Hotel Portfolio has been allocated to the assets acquired based upon their fair values as of the date of the acquisition. Approximately $16.2 million was allocated to land and improvements, $26.4 million was allocated to building and improvements, and $4.7 million was allocated to furniture and fixtures and other assets.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 is based on the Company’s historical consolidated balance as of June 30, 2016 and reflects the acquisition of the Home2 Suites Hotel Portfolio as if it had occurred on June 30, 2016.  The unaudited pro forma condensed consolidated statements of operations for the six months ended of June 30, 2016 and the year ended December 31, 2015 is presented as if the Company’s acquisition of the Home2 Suites Hotel Portfolio, SpringHill Suites – Green Bay, Courtyard - Warwick and the Hampton Inn Lansing had been completed as of January 1, 2015.

The pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, our Annual Report on Form 10-K for the year ended December 31, 2015, the financial information and notes thereto of the SpringHill Suites – Green Bay acquired (May 2, 2016) filed in our Current Report on Form 8-K/A filed with the United States Securities and Exchange Commission (the “SEC”) on July 18, 2016, the financial information and notes thereto of the Courtyard - Warwick (acquired March 23, 2016) filed in our Current Report on Form 8-K/A filed with the United States Securities and Exchange Commission (the “SEC”) on June 7, 2016, the financial information and notes thereto of the Hampton Inn - Lansing (acquired March 10, 2016) filed in our Current Report on Form 8-K/A filed with the SEC on May 26, 2016 and the financial information and notes thereto of the Home2 Suites Hotel Portfolio included elsewhere herein.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on June 30, 2016 or January 1, 2015, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2016

(Amounts in thousands)

	Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries	Home2 Suites Hotel Portfolio	Pro Forma Adjustments		Pro Forma
ASSETS
Net investment property	$69,341	$30,262	$(30,262	)(a)
			47,300	(b)	$116,641
Cash	10,998	732	(732	)(a)
			(48,073	)(b)	(37,075)
Accounts receivable, net	-	390	(390	)(a)	-
Intangible assets, net	-	184	(184	)(a)	-
Prepaid expenses and other assets	4,597	1,043	(1,043	)(a)	-
			300	(b)	4,897

Total assets	$84,936	$32,611	$(33,084)		$84,463

LIABILITIES AND STOCKHOLDERS’/MEMBER’S EQUITY/(DEFICIT)

Accounts payable and other accrued expenses	$2,847	$830	$(830	)(a)	$2,847
Mortgages payable/promissory notes	16,012	19,610	(19,610	)(a)	16,012

Due to related parties	198	505	(505	)(a)	198
Distribution payable	343	-	-		343

Total liabilities	19,400	20,945	(20,945)		19,400

Total Company’s stockholders’/member’s equity/(deficit)	54,443	11,666	(11,666	)(a)	-
			(473	)(b)	53,970

Noncontrolling interests	11,093	-	-		11,093

Total stockholders’/member’s equity/(deficit)	65,536	11,666	(12,139)		65,063

Total liabilities and stockholders’/member’s equity/(deficit)	$84,936	$32,611	$(33,084)		$84,463

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries	Pro Forma Adjustments of Prior Acquisitions (c)	Home2 Suites Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Rental revenue	$6,925	$2,680	$4,516	$-		$14,121

Expenses:
Rooms	-	699	332	-		1,031
General and administrative	1,499	174	898	-		2,571
Marketing and sales	-	174	75	-		249
Property operation and maintenance	4,102	387	939	82	(f)	5,510

Utilities	-	123	129	-		252
Real estate taxes and insurance	317	147	163	-		627
Depreciation and amortization	892	373	1069	(287	)(e)
				(87	)(h)	1,960
Total operating expenses	6,810	2,077	3,605	(292)		12,200
Operating income	115	603	911	292		1,921
Other expenses, net	(2)	(17)	-			(19)
Interest expense	(377)	(213)	(397)	397	(g)	(590)
Net (loss)/income	(264)	373	514
Less: net loss/(income) attributable to noncontrolling interest	-	-	-	-		-
Net (loss)/income applicable to Company’s common shares	$(264)	$373	$514	$689		$1,312

Net (loss)/income per Company’s common shares, basic and diluted	$(0.05)	-	-	-		$0.23

Weighted average number of common shares outstanding, basic and diluted	5,766	-	-	-		5,766

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries	Pro Forma Adjustments of Prior Acquisitions (d)	Home2 Suites Hotel Portfolio	Pro Forma Adjustments		Pro Forma

Rental revenue	$6,203	$11,205	$5,974	$-		$23,382

Expenses:
Rooms	-	2,802	497	-		3,299
General and administrative	946	674	1,331	-		2,951
Marketing and sales	-	282	114	-		396
Property operation and maintenance	3,686	1,980	1,290	70	(f)	7,026

Utilities	-	492	172	-		664
Real estate taxes and insurance	251	575	190	-		1,016
Depreciation and amortization	747	1,365	1,445	(352	)(e)
				(141	)(h)	3,064
Total operating expenses	5,630	8,170	5,039	(423)		18,416
Operating income	573	3,035	935	423		4,966
Other expenses, net	(9)	(73)	-	-		(82)
Interest expense	(904)	(632)	(503)	503	(g)	(1,536)
Net (loss)/income	(340)	2,330	432	926		3,348
Less: net loss/(income) attributable to noncontrolling interest	-	-	-	-		-
Net (loss)/income applicable to Company’s common shares	$(340)	$2,330	$432	$926		$3,348

Net (loss)/income per Company’s common shares, basic and diluted	$(0.20)	-	-	-		$2.00

Weighted average number of common shares outstanding, basic and diluted	1,676	-	-	-		1,676

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.    Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”), the Hampton Inn - Lansing (acquired March 10, 2016), the Courtyard – Warwick (acquired March 23, 2016), the SpringHill Suites – Green Bay (acquired May 2, 2016) and the Home2 Suites – Tukwila and the Home2 Suites – Salt Lake, and collectively the “Home2 Suites Hotel Portfolio” have been prepared based on the historical balance sheets of the Company and the Home2 Suites Hotel Portfolio as of June 30, 2016 and the historical consolidated statements of operations for the Company, the Hampton Inn - Lansing, the Courtyard - Warwick, the SpringHill Suites – Green Bay and the Home2 Suites Hotel Portfolio for the six months ended June 30, 2016 and the year ended December 31, 2015. Certain reclassifications have been made to the historical balances and operating results of the Hampton Inn – Lansing, the Courtyard – Warwick ,the SpringHill Suites – Green Bay and the Home2 Suites Hotel Portfolio to conform to the Company’s presentation.

The Company, the Hampton Inn – Lansing, the Courtyard – Warwick, the SpringHill Suites – Green Bay and the Home2 Suites Hotel Portfolio employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company, the Hampton Inn - Lansing the Courtyard – Warwick, the SpringHill Suites – Green Bay and the Home2 Suites Hotel Portfolio have been made.

The acquisition of the Home2 Suites Hotel Portfolio was accounted for under the purchase method of accounting with the Company treated as the acquiring entity. Accordingly, the consideration paid by the Company to complete the acquisition of the Home2 Suites Hotel Portfolio has been allocated to the assets acquired based upon their fair values as of the date of the acquisition. Approximately $16.2 million was allocated to land and improvements, $26.4 million was allocated to building and improvements, and $4.7 million was allocated to furniture and fixtures and other assets.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that include ownership of the Hampton Inn - Lansing the Courtyard – Warwick, the SpringHill Suites – Green Bay and the Home2 Suites Hotel Portfolio. This pro forma financial information is presented for illustrative purposes only, and is not necessarily  indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.    Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma financial statements have been prepared as if the acquisitions were completed on June 30, 2016 for balance sheet purposes and January 1, 2015 for statement of operations purposes and reflect the following pro forma adjustments:

a)	To reflect the elimination of the historical balance sheet of the Home2 Suites Hotel Portfolio as of June 30, 2016 as follows:

	Debit	Credit
Net investment property	$-	$30,262
Cash	-	732
Accounts receivable, net	-	390
Intangible assets, net	-	184
Prepaid expenses and other assets	-	1,043
Accounts payable and accrued expense	830	-
Mortgages payable/promissory note	19,610	-
Due to related parties	505	-
Member’s equity	11,666	-

	$32,611	$32,611

b)	Reflects the purchase of the Home2 Suites Hotel Portfolio, as if it occurred on June 30, 2016. The adjustment includes recording the property at its preliminary fair value and $0.5 million of acquisition and related costs and $0.3 million of franchise application fees; as follows:

	Debit	Credit
Net investment property	$47,300	$-
Cash	-	48,073
Prepaid expenses and other assets	300	-
Total Company’s stockholders’/member’s equity	473	-

	$48,073	$48,073

c)

Reflects pro forma adjustments for the acquisition of the Hampton Inn – Lansing, the Courtyard – Warwick and the SpringHill Suites – Green Bay as if these acquisitions had occurred on January 1, 2015. This column represents the historical Hampton Inn – Lansing, the Courtyard – Warwick and SpringHill Suites – Green Bay and results for the six months ended June 30, 2016 and pro forma adjustments as reflected in the Company’s Form 8-K/A filed May 26, 2016 for the Hampton Inn - Lansing, June 7, 2016 for the Courtyard – Warwick and July 18, 2016 for the SpringHill Suites – Green Bay with the SEC.

d)

Reflects pro forma adjustments for the acquisition of the Hampton Inn – Lansing, the Courtyard – Warwick and the SpringHill Suites – Green Bay as if this acquisition had occurred on January 1, 2015. This column represents the historical Hampton Inn – Lansing, the Courtyard – Warwick and the SpringHill Suites – Green Bay results for the year ended December 31, 2015 and pro forma adjustments as reflected in the Company’s Form 8-K/A filed May 26, 2016 for the Hampton Inn – Lansing, June 7, 2016 for the Courtyard – Warwick and July 18, 2016 for the SpringHill Suites – Green Bay with the SEC.

e)	Pro forma adjustment to depreciation expense to reflect the Company’s acquisition of the Home2 Suites Hotel Portfolio as if it occurred on January 1, 2015. The pro forma adjustment for the six months ended June 30, 2016 and for the year ended December 31, 2015, respectively, represent a decrease in depreciation expense of $287 and $352 resulting from the Company’s basis in the estimated fair value of the assets of the Home2 Suites Hotel Portfolio based on the preliminary allocation of the consideration paid. The Company computes depreciation using the straight-line method over the estimated useful lives of its real estate assets, which are 39 years for buildings and improvements and 5 to 10 years for furniture and fixtures.

f)	Pro forma adjustment to property management and franchise fees to reflect the Company’s acquisition of the Home2 Suites Hotel Portfolio as if it occurred January 1, 2015. In connection with the acquisition of the Home2 Suites Hotel Portfolio, the Company entered into new property management and franchise agreements. The pro forma adjustments to account for the property management and franchise fees to reflect the acquisition as of January 1, 2015 resulted in an increase of $82 and $70 of property management and franchise fees for the six months ended June 30, 2016 and the year ended December 31, 2015, respectively.

g)	Pro forma adjustment to eliminate interest expense to reflect the Company’s acquisition of the Home2 Suites Hotel Portfolio with proceeds from the Company’s ongoing initial public offering. The adjustment for the six months ended June 30, 2016 and the year ended December 31, 2015 represent a decrease of interest expense of $397 and $503, respectively.

h)	Pro forma adjustment to amortization expense to reflect the Company’s acquisition of Home2 Suites Hotel Portfolio and the difference in the amount of amortization expense (franchise fee expense and deferred financing costs) as if it occurred January 1, 2015. The adjustment for the six months ended June 30, 2016 and the year ended December 31, 2015 represent a decrease of amortization expense of $87 and $141, respectively.

3.         Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.

-19-